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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2004

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-23377               13-3699013
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification Number)


        1 Rockefeller Plaza, Suite 400, New York, New York      10020-2002
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             (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 19, 2004, the registrant issued an earnings release related to its quarterly period ended June 30, 2004 and the text of that announcement is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     INTERVEST BANCSHARES CORPORATION



Date:   July 19, 2004                By:  /s/  Lowell  S.  Dansker
                                          --------------------------------------
                                          LOWELL  S.  DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal  Executive  Officer  and
                                          Principal  Financial  Officer)


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                                INDEX TO EXHIBITS


Exhibit No.     Description
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99.1            Press Release dated July 19, 2004


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